OMNI                           Corporate Headquarters
OMNI BROADCASTING NETWORK                3960 Howard Hughes Parkway, Suite 500
                                         Las Vegas, Nevada 89109
                                         (702) 990-3801 . (702)990-3501 Fax

                                        Broadcasting Operations
                                         4322 Wilshire Boulevard, Suite 300
                                         Los Angeles, California 90010
                                         (323) 692-0544 . (323)692-0545 Fax

                                        Web address:  www.omni-broadcasting.com


                         AFFILIATE AGREEMENT

This agreement is made this ______ day of _______________, 2003, between Omni Broadcasting Network, Inc. (OMNI) and _________________________, who owns and/or operates the television or cable operation (hereafter referred to as "Station") with the full authority of the Federal Communications Commission. The aforementioned Station is identified as ________________________, and operates in the city of __________________in the state of
____________________________.


OMNI and __________________, Channel _____ in ________________,
__________________, in consideration of the mutual covenants and stipulations herein agree as follows:

1. ________________ shall be given the rights to receive OMNI's satellite transmission and broadcast OMNI's programming as heretofore outlined. No rebroadcast of programming will be allowed unless specifically outlined and permission obtained. Such permission must be obtained in writing in advance from OMNI. Additionally, OMNI maintains rights to its Internet broadcasts as well. Rebroadcast may violate licensing agreements currently agreed to by OMNI, and as such, legal remedies may be necessitated by such violations.

2. Station will be given such rights as mentioned in paragraph 1, with the following understanding and compliance: OMNI carriage by the Station must be a minimum of _____ (__) hours of each day. The coverage is to be carried seven (7) days a week, and must include primetime.

3. Station shall be permitted to insert local commercials or other announcements into the programming according to the following terms:

    A. Station shall be allowed three (3) minutes per half hour for individual needs. In the event that the Station desires not to use any portion of its retained time, OMNI will supply programming for these times.

4. Station will not preempt, cover, or in anyway disrupt network advertisements contained in the satellite transmission from OMNI, except for the times allowed in Paragraph 3A.

5. Station agrees to furnish OMNI with monthly-notarized affidavits of its broadcast logs to confirm network carriage. The affidavits must be received by OMNI within one week of the past months conclusion. Station understands that failure to return affidavits in a timely manner could result in cancellation of affiliation.

6. Station agrees to obtain and maintain such licenses, permits and authorizations as may be required to operate the station as mandated by the Federal Communications Commission and to comply with all laws and regulations imposed by federal, state and/or local authorities relating to the operation of the Station.

7. OMNI shall not incur any liability hereunder, because of the failure to properly transmit any programming due to actions by the FCC, or


   OMNI Broadcasting Network Affiliate Agreement-- Page 1 of 3   Initial:____


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         OMNI                           Corporate Headquarters
OMNI BROADCASTING NETWORK                3960 Howard Hughes Parkway, Suite 500
                                         Las Vegas, Nevada 89109
                                         (702) 990-3801 . (702)990-3501 Fax

                                        Broadcasting Operations
                                         4322 Wilshire Boulevard, Suite 300
                                         Los Angeles, California 90010
                                         (323) 692-0544 . (323)692-0545 Fax

                                        Web address:  www.omni-broadcasting.com


    any other governmental authority, acts of God, labor disputes, failure of facilities, or any other causes that are beyond the control of OMNI.

8. OMNI warrants and represents that: (a) it has obtained rights and licensing agreements for all programming or (b) such programming is part of the public domain.

9. OMNI warrants and represents that the performing rights of any music in said programming is either (a) controlled by BMI, ASCAP, SESAC; or (b) in the public domain; or (c) controlled by OMNI to the extent required for the purpose of this license.

10. Station warrants and represents that it has obtained all the necessary licenses for the performance of music in all of its programming with categories aforementioned in paragraph 9.

11. Station shall not assign or transfer its rights and obligations under this Agreement without the written prior consent of OMNI. In the event that OMNI refuses to give consent, OMNI shall not be obligated to give reasons for refusal.

12. Nothing contained in this Agreement shall imply or create, nor do the parties intend to imply or create any relationship or partners or joint ventures between Station and OMNI. Neither party is authorized to purport or imply such relationships exist privately or publicly. Neither OMNI nor Station shall hold itself out as the agent of the other party under this Agreement.

13. This Agreement may be cancelled by OMNI, for cause during the first year of this agreement with sixty (60) days written notice. Said notice will be sent by registered or certified mail, postage prepaid to the party at their respective address given herein or at such address as may be subsequently be given in writing by the party.

14. OMNI represents and warrants to Station that: (a) OMNI is a corporation duly organized and validly existing under the laws of the State of Nevada; (b) OMNI has the power and authority to enter into the Agreement and to perform all of its obligations herein; (c) the party executing this Agreement on behalf of OMNI has express authority to do so and in doing so binds OMNI hereto.

15. Station represents and warrants to OMNI that: (a) Station is a ______________ existing under the laws of the State of
    ________________; (b) Station has the power and authority to enter into this Agreement and to perform all of its obligations stated herein; and (c) the party executing this Agreement on behalf of the Station has the express authority to do so and in doing so bind Station hereto this Agreement.

16. The initial Agreement between OMNI and Station shall be effectuated and commence on the ______________ day of _______________, 2003. This Agreement shall be in effect for a period of one (1) year, and shall continue unless either party gives written notice of intent to cancel. These cancellations must be a
    (60) day written notice.  Said notice will be sent by registered or



   OMNI Broadcasting Network Affiliate Agreement-- Page 2 of 3   Initial:____

         OMNI                           Corporate Headquarters
OMNI BROADCASTING NETWORK                3960 Howard Hughes Parkway, Suite 500
                                         Las Vegas, Nevada 89109
                                         (702) 990-3801 . (702)990-3501 Fax

                                        Broadcasting Operations
                                         4322 Wilshire Boulevard, Suite 300
                                         Los Angeles, California 90010
                                         (323) 692-0544 . (323)692-0545 Fax

                                        Web address:  www.omni-broadcasting.com


    certified mail, postage prepaid to the party at their respective address given herein or at such address as may be subsequently be given in writing by the party.

17. This Agreement shall be binding upon the parties heretofore mentioned, their heirs, legatees, representatives, successors and assigns.

18. This Agreement shall be governed by the laws of the state of Nevada and any action at law, set equity or judicial proceeding relating to this Agreement shall be instituted in the courts of the county of Clark, the state of Nevada.

19. Station agrees to fully participate in any promotional programs, including without limitation, any promotional programs, including without limitation, any promotion swap or co-op advertising program or comparable program which may exist during the term of the agreement, upon such standard terms and conditions as may be determined by OMNI.

20. This Agreement contains the entire understanding and all agreements and covenants between the aforementioned parties and may not be changed except by consensual written agreement.


Accepted by:                                Accepted by:
    Omni Broadcasting Network, Inc.           Station


    __________________________________      __________________________________
    Name:                                   Name:
    Title:                                  Title:

    Date: ____________________________      Date: ____________________________


Omni Broadcasting Network Affiliate Agreement -- Page 3 of 3     Initials ____


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